Exhibit 99.2

Arthur J. Gallagher & Co.

INVESTMENT PROFILE NYSE: AJG

February 2014

OPERATING SEGMENTS


Brokerage Segment
Risk Management Segment

HIGHLIGHTS AS OF JANUARY 15, 2014

Price	$48.71
52-week high/low	$48.72–$34.97
Trailing 12-mos. revenues	$3.2 billion*
Market cap	$6.4 billion
Indicated annual dividend*	$1.44**
Yield	2.9%
Shares outstanding	133.6 million*
End of fiscal year	December 31
Number of employees	16,400*

*At December 31, 2013

**On January 23, 2014, Gallagher's Board of Directors declared a $0.36 per share first-quarter 2014 dividend.

p.2 Brokerage Segment
p.3 Brokerage Acquisition Strategy
p.4 Risk Management Segment
p.5 Corporate Segment
p.6 Why Invest?

GROWING VALUE: Arthur J. Gallagher & Co. is one of the world's largest insurance brokers and third-party property/casualty claims administrators. Gallagher generates approximately 77% of its revenues for the combined brokerage and risk management segments in the United States, with the remaining 23% derived primarily in Australia, Bermuda, Canada, the Caribbean, Singapore, New Zealand and the United Kingdom.

TOTAL STOCKHOLDER RETURNS *January 1, 2013–January 15, 2014*


50%
40%
30%
20%
10%
0%
AJG
S&P 500
Financial Index (S&P 500)
45%
37%
32%
1/1/13
7/1/13
1/1/14

Source data: Bloomberg. Total Stockholder Returns assume dividend reinvestment.

"Gallagher's businesses continue to generate strong operating cash flows that enable the company to invest in and execute our organic and acquisition growth strategy."

J. PATRICK GALLAGHER, JR.
Chairman, President and CEO

2013 WORLD'S MOST ETHICAL COMPANIES
WWW.ETHISPHERE.COM

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ARTHUR J. GALLAGHER & CO. 1

Brokerage Segment 78%

BROKERAGE AND RISK MANAGEMENT 2013 ADJUSTED REVENUES

Gallagher’s Brokerage Segment does business through a network of more than 400 retail and wholesale sales and service offices located throughout the United States and in 22 other countries. In addition, Gallagher has established a network of independent insurance brokers and consultants, which enables it to provide property/ casualty coverages and services to its clients in more than 140 countries around the world and employee benefit coverages and services in 90 countries around the world.

RETAIL INSURANCE 82% BROKERAGE OPERATIONS

Gallagher negotiates and places nearly NICHE/PRACTICE GROUPS OF 2013 BROKERAGE all lines of property/casualty (P/C)

Agribusiness Life Sciences

SEGMENT REVENUES insurance, employer-provided health

Automotive Manufacturing

and welfare insurance, and retirement solutions, principally for middle-market commercial, industrial, •Aviation & Aerospace •Marine public entity, religious and nonprofit entities. Revenues are •Construction •Personal generated through commissions paid by insurance companies, •Energy •Private Equity usually based upon a percentage of the premium paid by insureds, •Entertainment •Professional Groups and through brokerage and advisory fees paid directly by its •Environmental •Public Entity clients. •Executive Benefits •Real Estate

Gallagher’s retail brokerage operations are organized into more •Global Risks •Religious/Nonprofit than 440 geographic profit centers located primarily throughout •Health & Welfare •Restaurant North America, the United Kingdom, Australia, Bermuda •Healthcare •Retirement and the Caribbean. They operate primarily within certain key •Healthcare Analytics •Scholastic niche/practice groups, which account for approximately 62% •Higher Education •Technology/Telecom of Gallagher’s retail brokerage revenues. These specialized teams •Hospitality •Transportation target areas of business and/or industries in which Gallagher has developed a depth of expertise and a large client base. •Human Resources •Voluntary Benefits

International Benefits

The concentrated focus of these niche/practice groups allows for highly targeted marketing efforts and facilitates the development of value-added products and services specific to those industries Gallagher anticipates that the greatest revenue growth over the or business segments. Gallagher believes that the detailed next several years within its retail brokerage operations will understanding and broad client contacts developed within these continue to come from mergers and acquisitions; its niche/ niche/practice groups provide Gallagher with a competitive practice groups and middle-market accounts; cross-selling other advantage. brokerage products and services to existing customers; and developing and managing alternative market mechanisms, such as captives, rent-a-captives and deductible plans/self insurance.

Insurance premiums are cyclical in nature and may vary widely based on market conditions. Fluctuations in premiums charged by P/C insurance carriers have a direct and potentially material impact on insurance agents and brokers. Commission revenues are generally based on a percentage of the premiums paid by insureds and normally follow premium levels. After several years of premium rate reductions driven by competitive market conditions, commercial P/C pricing began to rebound in the fourth quarter of 2011. According to quarterly market surveys conducted by the Council of Insurance Agents & Brokers, U.S. commercial P/C premiums were up, year-over-year, in each quarter of 2012 and three quarters in 2013.

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SIGNIFICANT LINES OF COVERAGE & CONSULTING SERVICE CAPABILITIES

- 401(k) Solutions
- 403(b) Solutions
- Aviation
- Bonds
- Captive Services
- Casualty
- Commercial Auto
- Dental
- Directors & Officers Liability
- Disability
- Earthquake
- Errors & Omissions
- Fire
- Flood
- General Liability
- Life
- Marine
- Medical
- Product Liability
- Professional Liability
- Property
- Wind
- Workers Compensation

GALLAGHER DELIVERS GLOBAL BROKERAGE CAPABILITIES

In addition to the 23 countries where Gallagher now has operations, the company actively manages business relationships with a network of approved independent brokers that expands the P/C brokerage capabilities it offers multinational clients to more than 140 countries around the world. Gallagher Global Alliance (GGA) members are selected based upon common business philosophies and their capabilities within their respective countries. GGA offers both strength and flexibility, enabling global servicing of Gallagher clients, and the clients of other GGA members, no matter where in the world they operate.

Gallagher also offers employee benefits brokerage and consulting services to clients throughout North America and the United Kingdom. Through Gallagher International Benefit Services (GIBS), Gallagher can handle its clients' international benefits needs in more than 90 countries around the world.

WHOLESALE INSURANCE BROKERAGE OPERATIONS

18%

OF 2013 BROKERAGE SEGMENT REVENUES

Gallagher's wholesale brokerage operations assist retail brokers and agents in the placement of specialized, unique and hard-to-place insurance programs. Wholesale revenues are generated from sharing the commissions paid to the retail broker by the insurance carrier. Gallagher's wholesale brokerage operations are organized into more than 65 geographic profit centers located primarily in the United States, Australia and Bermuda, and through its approved Lloyd's of London broker. In certain cases Gallagher acts as a brokerage wholesaler and in other cases Gallagher acts as a managing general agent or managing general underwriter, handling specialized insurance coverages for insurance carriers.

More than 75% of Gallagher's wholesale brokerage revenues come from retail brokers and agents not affiliated with Gallagher. Based on wholesale premium volume from P/C risks, Gallagher's U.S. wholesale brokerage operation ranks as the largest domestic managing general agency/underwriting manager, according to *Business Insurance* magazine. That operation places a strong focus on binding, programs, standard lines aggregation and open brokerage business.

Gallagher anticipates growing its wholesale brokerage operations by increasing its number of broker clients, by developing new managing general agency programs, and through mergers and acquisitions.

BROKERAGE SEGMENT ACQUISITION STRATEGY

Gallagher is highly growth-oriented. Its Brokerage Segment growth strategy has two primary components: organic growth through new business production and the strategic acquisition of complementary businesses. Gallagher completed more than 275 acquisitions worldwide from 2002 through December 31, 2013, substantially all within the Brokerage Segment. Most were regional or local retail or wholesale brokers possessing a strong middle-market focus or significant expertise in a desirable market niche. Although Gallagher completed two large acquisitions in 2013, Gallagher typically acquires companies that generate between $1 million and $15 million in annual revenues. In addition, Gallagher is focused on international expansion through acquisitions and joint ventures, where the company frequently begins its relationship with an equity position.

Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding the company's talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix.

In selecting acquisition candidates, Gallagher also focuses on:

- a corporate culture that matches Gallagher's team-oriented sales culture;
- a profitable, growing business that could further enhance its ability to compete by gaining access to Gallagher's greater resources; and
- clearly defined financial criteria.

Contributing to the company's success as an acquirer is its attractiveness as a merger partner. Gallagher believes that growth-oriented independent brokers and consultants are attracted by its aggressive, sales-oriented culture, team-based approach and depth of resources.

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ARTHUR J. GALLAGHER & CO. 3

Risk Management Segment

22%
BROKERAGE AND RISK MANAGEMENT 2013 ADJUSTED REVENUES

Based on revenues, Gallagher's Risk Management operation currently ranks as the world's largest third-party P/C claims administrator, according to *Business Insurance* magazine. Gallagher provides contract claims settlement and administration services for entities that choose to self-insure and insurance companies that outsource their claims-handling services.

Gallagher's Risk Management operation also offers managed care, information management and appraisal services, as well as consultative services and training programs that help clients mitigate losses, combat claims fraud and maintain regulatory compliance.

Approximately 68% of Gallagher's Risk Management Segment revenues are derived from managing workers compensation related claims, 28% are from general and commercial auto liability-related claims, and 4% are from property-related claims. In addition, Gallagher generates revenues from integrated disability management (employee absence management) programs, information services, risk control consulting (loss control) services, investigative services and appraisal services, either individually or in combination with managing claims. Revenues are substantially in the form of fees, generally negotiated in advance, on a per-claim or per-service basis, depending upon the type and estimated volume of the services to be performed.

Gallagher manages its third-party claims management operations through a network of more than 100 offices located throughout the United States, the United Kingdom, Australia, New Zealand and Canada. Clients are primarily Fortune 1000 companies, larger middle-market companies, nonprofit organizations and public entities. More than 90% of Gallagher's risk management revenues come from clients that do not use Gallagher as their retail or wholesale insurance broker.

The Risk Management Segment expects its most significant growth prospects through the next several years to come from new business with Fortune 1000 companies, governmental agencies, larger middle-market companies, captives, program business and the outsourcing of insurance company claims departments. In addition, the Risk Management Segment may grow in the future through mergers and acquisitions.

EXPERTISE

- Advanced Analytics
- Appraisal Services
- Education & Training
- Information Management
- Investigative Services
- Litigation Management
- Managed Care Services
- Real-time Claims Management
- Recoveries (subrogation, salvage, etc.)
- Risk Control Services
- Safety Programs
- Settlement Management

Information Regarding Non-GAAP Measures

This investment profile includes references to adjusted revenue, adjusted EBITDAC and adjusted EBITDAC margin, which are performance measures not in accordance with, or an alternative to, GAAP information. EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables. Adjusted revenue and adjusted EBITDAC are defined as revenue and EBITDAC, respectively, each adjusted to exclude net gains realized from sales of books of business, acquisition integration costs, workforce related charges, lease termination related charges, New Zealand earthquake claims administration costs, South Australia and claim portfolio transfer ramp up fees/costs, acquisition related adjustments and the impact of foreign currency translation, as applicable. Adjusted EBITDAC margin is defined as adjusted EBITDAC divided by adjusted revenue. For adjusted revenue and adjusted EBITDAC, the most directly comparable GAAP measures are revenue and net earnings, respectively. For the Brokerage and Risk Management Segments on a combined basis, revenue was $2,399 million in 2012 and $2,755 million in 2013 and net earnings was $198 million in 2012 and $251 million in 2013. Please see "Reconciliation of Non-GAAP Measures" on Gallagher's website at www.ajg.com under "Investor Relations" for the purpose of each non-GAAP measure used and an example of a reconciliation to the most directly comparable GAAP measure.

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Corporate Segment

Gallagher's debt, clean energy investments, external acquisition-related costs and other corporate costs are reported in this segment.

CLEAN ENERGY INVESTMENTS

Gallagher holds interests in various commercial operations that help coal-fired utilities reduce emissions. These operations consist of 34 clean coal production plants that produce refined coal using proprietary technologies owned by Chem-Mod (see below). Of the 34 plants, 14 were built and began production in 2009 and 20 were built and began production in 2011.

- 2009 Era Plants – 12 are currently under long-term production contracts with utilities. Two are in negotiations for long-term production contracts.
- 2011 Era Plants – 16 are currently under long-term production contracts with utilities. Four are in negotiations for long-term production contracts.
- Gallagher believes the refined coal produced at these plants qualifies for tax credits under Section 45 of the Internal Revenue Code.

Gallagher also owns 46.5% of Chem-Mod LLC, which possesses the rights, information and technologies used for the reduction of emissions created during the combustion of coal. Refined coal production plants license and use Chem-Mod's technologies in the production of refined coal. For management's latest guidance on these earnings and additional information on these clean energy investments, please refer to www.ajg.com.

DEBT

Debt – At December 31, 2013, Gallagher had $925 million of long-term borrowings and $530.5 million of short-term borrowings outstanding under its line of credit agreement. Gallagher previously announced on December 23, 2013, that it had entered into a note purchase agreement for a private placement of $600 million of senior unsecured notes, which is expected to fund on February 27, 2014. Proceeds will be used primarily to pay down its line of credit facility.

Although Gallagher plans to use its debt and cash generated primarily to fund 2014 merger and acquisition activity, stock might be used for tax-free exchanges, if acquisition volume is high enough to warrant it, or if the merger partner has a strong desire to hold stock.

At-the-market equity program – Gallagher also previously announced on November 20, 2013, that it had established an at-the-market equity program under which it may sell up to $200 million of its common stock through Morgan Stanley & Co. LLC as sales agent. During the quarter ended December 31, 2013, Gallagher sold 91,572 shares of its common stock under the program at a weighted average price of $47.41 per share, resulting in net proceeds to Gallagher, after sales commissions, of approximately $4.3 million.

Information Regarding Forward-Looking Statements

This investment profile contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this investment profile, the words "anticipates," "believes," "contemplates," "see," "should," "could," "estimates," "expects," "intends," "plans" and variations thereof and similar expressions, are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, (i) statements relating to dividends, (ii) anticipated areas of revenue growth with the Brokerage and Risk Management Segments, (iii) Gallagher's acquisition strategy and level of acquisition activity, (iv) anticipated future results or performance of any segment or Gallagher as a whole, and (v) developments relating to Gallagher's clean energy investments. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:

Changes in worldwide and national economic conditions (including an economic downturn and uncertainty regarding the European debt crisis), changes in premium rates and in insurance markets generally, changes in the insurance brokerage industry's competitive landscape, our inability to identify appropriate acquisition targets at the right price, and the difficulties inherent in combining the cultures and systems of different companies could impact (i)–(iv) above; and

Risks and uncertainties related to Gallagher's clean energy investments—including uncertainties related to political and regulatory risks, including potential actions by Congress or challenges by the IR S eliminating or reducing the availability of tax credits under IR C Section 45 retroactively and/or going forward; the ability to maintain and find co-investors; the potential for divergent business objectives by co investors and other stakeholders; plant operational risks, including supply-chain risks; utilities' future use of, or demand for, coal; the market price of coal; the costs of moving a clean coal plant; intellectual property risks; and environmental risks—could impact (v) above.

Please refer to Gallagher's filings with the SEC, including Item 1A, "Risk Factors," of its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

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ARTHUR J. GALLAGHER & CO. 5

Why Invest Supplemental quarterly data as of December 31, 2013, is available at www.ajg.com

20.5% $606.8

22.1%

$503.4 21.1%

BROKERAGE AND BROKERAGE AND RISK MANAGEMENT RISK MANAGEMENT ADJUSTED EBITDAC* ADJUSTED EBITDAC

(in millions) MARGINS*

2012 2013 2012 2013

DIVIDENDS PER SHARE

$1.44**

$1.50

1.20

0.90

0.60

0.30 $0.03

0

1984 2014

*See Non-GAAP disclosure on page 4.

**Indicated—On January 23, 2014, Gallagher’s Board of Directors declared a $0.36 per share first quarter 2014 dividend.

FOR ADDITIONAL INFORMATION

Marsha J. Akin—Director-Investor Relations 630.285.3501 or marsha_akin@ajg.com

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